UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 21, 2025 (May 20, 2025)

SIRIUSPOINT LTD.

(Exact name of registrant as specified in its charter)

Bermuda	001-36052	98-1599372
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Point Building
3 Waterloo Lane
Pembroke HM 08 Bermuda
(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: +1 441 542-3300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Shares, $0.10 par value	SPNT	New York Stock Exchange
8.00% Resettable Fixed Rate Preference Shares, Series B, $0.10 par value, $25.00 liquidation preference per share	SPNT PB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

SiriusPoint Ltd. (the “Company”) held its 2025 annual general meeting of shareholders (the “Annual Meeting”) on May 20, 2025.

Set forth below is a brief description of each matter voted upon at the Annual Meeting and the results of voting on each such matter. The proposals are described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 10, 2025 (the “Proxy Statement”) for the Annual Meeting.

The voting results provided below take into account certain voting limitations and reallocation of voting power in accordance with the Company’s Bye-laws, as amended (the “Bye-laws”) and as described in the Proxy Statement. Shares that are treated as “controlled shares” (as determined pursuant to sections 957 and 958 of the Internal Revenue Code of 1986, as amended) of any U.S. person (that owns shares directly or indirectly through non-U.S. entities) are limited, in the aggregate, to a voting power of less than 9.5%, under a formula specified in the Bye-laws and as further described in the Proxy Statement.

(1) The Company’s shareholders elected two Class III directors to serve until the annual general meeting of shareholders to be held in 2028, or until his or her successor has been elected and qualified or until his or her office shall otherwise be vacated pursuant to the Company’s Bye-laws as set forth below.

Director Name	For	Withheld	Broker Non-Votes
Scott Egan (Class III)	98,891,892.00	141,352.00	9,665,589.00
Sharon M. Ludlow (Class III)	93,115,467.00	5,917,777.00	9,665,589.00

(2) The Company’s shareholders approved, by a non-binding advisory vote, the compensation paid to the Company’s named executive officers as set forth below.

For	Against	Abstain	Broker Non-Votes
92,575,376.00	6,430,518.00	27,350.00	9,665,589.00

(3) The Company’s shareholders approved the appointment of PricewaterhouseCoopers LLP, an independent registered public accounting firm, as the Company’s independent auditor to serve until the annual general meeting to be held in 2026, and the authorization of the board of directors of the Company (the “Board”), acting by the Audit Committee of the Board, to determine the independent auditor’s remuneration as set forth below.

For	Against	Abstain	Broker Non-Votes
108,642,040.00	43,248.00	13,545.00	0

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIRIUSPOINT LTD.

Date: May 21, 2025	By:	/s/ Linda S. Lin
Linda S. Lin
Chief Legal Officer & Secretary